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                                                                   EXHIBIT NO.11

                 STATEMENT OF COMPUTATION OF EARNINGS PER SHARE




                                                       Quarter Ended
                                                       March 31, 1999
                                                  -------------------------
                                                                  Earnings
                                                  Shares          Per Share
                                                  ------          ---------
                                                       (in Thousands)
                                                  3,341           $0.24
Basic Weighted Average Shares Outstanding         =====           =====

Diluted
  Average Shares Outstanding                      3,341
  Common Stock Equivalents                           32
                                                  -----

                                                  3,373           $0.24
                                                  =====           =====

                                                        Quarter Ended
                                                        March 31, 1998
                                                  -------------------------
                                                                  Earnings
                                                  Shares          Per Share
                                                  ------          ---------
                                                       (in Thousands)

Basic Weighted Average Shares Outstanding         3,104           $0.22
                                                  =====           =====
Diluted
  Average Shares Outstanding                      3,104
  Common Stock Equivalents                          233
                                                  -----

                                                  3,337           $0.21
                                                  =====           =====